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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) UNION STANDARD
               EQUITY FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 31 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -22.27%, Class B shares -22.77%, Class C shares -22.81%, and Class I shares -22.05%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -26.62% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -27.41%.

Q. IT'S BEEN A VERY DIFFICULT AND EMOTIONAL PERIOD FOR INVESTORS. CAN YOU OFFER SOME PERSPECTIVE ON THE ENVIRONMENT?

A. The market's decline over the past 12 months is roughly equivalent to its one-day decline back in October 1987. Until recently, investors had gotten used to short-lived market corrections, so we think many people have tried to find entry points over the past several months only to catch another dip. This protracted downturn has been unlike any since the early 1970s. It has been frustrating to watch already beaten-down stocks decline still further on weakening quarterly earnings, but we try to look beyond the short-term distractions and remain alert for opportunities to upgrade names held in the portfolio.

Q. HOW HAS THE FUND BEEN POSITIONED?

A. Since September 11, we have altered our economic outlook somewhat. We no longer believe that we can muddle through with some sectors relatively untouched by the slowdown. The shock to the global economy has been too great. As a result, we have been shifting some of our assets away from those names that had held up relatively well and into areas that we think might benefit from a sharp economic recovery. The changes have been at the margin, however, and we remained underweighted in financial services, technology, and telecommunications, and we are overweighted in utilities, industrials, and consumer staples.

Q. HOW DID YOU MANAGE TO OUTPERFORM THE S&P 500 DURING THE PERIOD?

A. Our performance analysis shows that stock selection is responsible for three-quarters of the fund's relative outperformance, while sector deviations from the benchmark account for the rest. The technology sector in particular added value on both counts -- we remained underweighted in the sector, and the stocks we owned performed better than those included in the benchmark.

Q. CAN YOU TELL US ABOUT THE FUND'S STOCK SELECTION PROCESS?

A. Like all other MFS equity funds, we draw primarily on investment recommendations made by our research staff. Combined with those investment ideas are the results derived from our series of quantitative models. We use sector-specific models because the effectiveness of different valuation and momentum factors varies from one sector to the next. Those blended stock recommendations are used in our portfolio construction process to produce a portfolio with the desired balance of risk and expected return -- and with the appropriate exposure to union and labor sensitive companies.

Q. WHICH HOLDINGS HELPED PERFORMANCE DURING THE PERIOD? WHICH DETRACTED?

A. In terms of absolute performance the biggest contributors were Philip Morris, General Dynamics, First Data Corp, Johnson & Johnson, and Bank America Corp. We continue to hold those names, though we have taken some profits periodically. Detracting from performance were well-known names such as Cisco Systems, General Electric, AES Corp., Nortel Networks, Disney, Boeing, and EMC Corp. We sold our holding in EMC Corp. and Nortel Networks several months ago, but the others have remained in the portfolio. In addition to the positive contributors mentioned earlier, the fact that we avoided JDS Uniphase and eliminated our position in Lucent Technologies earlier in the year also helped our performance relative to the S&P 500.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE NEXT FEW MONTHS?

A. Recent events may have triggered the widespread capitulation that often marks the trough in a market cycle. In our view, the Federal Reserve Board is clearly willing to provide all the necessary liquidity to avert a financial crisis, and the federal government is apparently willing to provide fiscal stimulus despite deficit concerns. The only missing element is consumer confidence, which needs some rebuilding. Given the worsening employment statistics, this rebuilding may take some time, but we think the groundwork for a recovery has been laid.

/s/ Lisa B. Nurme                              /s/ James M. Perkins

    Lisa B. Nurme                                  James M. Perkins
    Portfolio Manager                              Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
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LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO
MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999 AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

JAMES M. PERKINS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. JIM JOINED MFS IN 1983 AS A PROGRAMMER/ANALYST. HE BECAME ASSISTANT VICE PRESIDENT AND DIRECTOR OF EQUITY TECHNOLOGY AND QUANTITATIVE RESEARCH IN 1986, VICE PRESIDENT IN 1990, SENIOR QUANTITATIVE ANALYST IN 1999, A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF DARTMOUTH COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 14, 1994

CLASS INCEPTION:        CLASS A  AUGUST 7, 1997
                        CLASS B  AUGUST 11, 1997
                        CLASS C  AUGUST 11, 1997
                        CLASS I   JANUARY 14, 1994

SIZE:                   $51.9 MILLION NET ASSETS AS OF SEPTEMBER 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 14, 1994, through September 30, 2001. Index information is from January 1, 1994.)

                        MFS Union Standard           Standard & Poor's
                       Equity Fund - Class I         500 Stock Index
          -------------------------------------------------------------
          1/94                $10,000                   $10,000
          9/94                  9,640                    10,134
          9/95                 11,973                    13,148
          9/97                 19,192                    22,221
          9/99                 23,133                    30,968
          9/01                 16,689                    25,743

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

Class A
                                                                 1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -22.27%       -24.32%       +13.42%       +64.27%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              -22.27%       - 8.87%       + 2.55%       + 6.65%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -26.74%       -10.65%       + 1.34%       + 5.83%
-------------------------------------------------------------------------------------------------------------------

Class B
                                                                 1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -22.77%       -25.79%       +10.77%       +60.43%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              -22.77%       - 9.47%       + 2.07%       + 6.32%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -25.86%       -10.19%       + 1.80%       + 6.32%
-------------------------------------------------------------------------------------------------------------------

Class C
                                                                 1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -22.81%       -25.80%       +10.81%       +60.49%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              -22.81%       - 9.47%       + 2.07%       + 6.33%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -23.58%       - 9.47%       + 2.07%       + 6.33%
-------------------------------------------------------------------------------------------------------------------

Class I
                                                                 1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -22.05%       -23.55%       +15.23%       +66.89%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              -22.05%       - 8.56%       + 2.88%       + 6.87%
-------------------------------------------------------------------------------------------------------------------

Comparative Indices(+)
                                                                 1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Average large-cap core fund+                                    -27.41%       + 1.46%       + 7.55%       +10.32%
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                              -26.62%       + 2.04%       +10.23%       +12.98%
-------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 14, 1994, through September 30, 2001.
    Index information is from January 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. The Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, B, and C share performance include the performance of the fund's Class I shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A, B, and C shares are higher than those of Class I shares, the blended Class A, B, and C share performance is higher than it would have been had Class A, B, and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE INFORMATION.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

By concentrating primarily on labor sensitive companies, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those companies than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

HEALTH CARE                                  15.2%
UTILITIES & COMMUNICATIONS                   13.7%
TECHNOLOGY                                   13.4%
FINANCIAL SERVICES                           13.1%
CONSUMER STAPLES                              8.0%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  4.0%                      AMERICAN INTERNATIONAL GROUP, INC.  2.4%
Diversified manufacturing and financial         Insurance and financial services holding
services conglomerate                           company

EXXON MOBIL CORP.  3.3%                         PHILIP MORRIS COS., INC.  2.4%
International oil and gas company               Tobacco, food, and beverage conglomerate

MICROSOFT CORP.  3.1%                           BRISTOL-MYERS SQUIBB CO.  2.2%
Computer software and systems company           Pharmaceutical products company

INTERNATIONAL BUSINESS MACHINES CORP.  2.7%     AOL TIME WARNER, INC.  2.2%
Computer and business equipment company         Media and communications company

JOHNSON & JOHNSON CO.  2.7%                     BaNK AMERICA CORP.  2.1%
Health care and pharmaceutical products         Diversified banking and financial services
company                                         company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

Stocks - 94.3%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
U.S. Stocks - 93.1%
  Aerospace - 1.8%
    Boeing Co.                                        10,600       $   355,100
    General Dynamics Corp.                             6,780           598,810
                                                                   -----------
                                                                   $   953,910
------------------------------------------------------------------------------
  Automotive - 1.7%
    Delphi Automotive Systems Corp.                   16,000       $   188,000
    Harley-Davidson, Inc.                              6,000           243,000
    Visteon Corp.                                     34,000           433,500
                                                                   -----------
                                                                   $   864,500
------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank America Corp.                                17,600       $ 1,027,840
    Comerica, Inc.                                     8,500           470,900
                                                                   -----------
                                                                   $ 1,498,740
------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Pharmacia Corp.                                   15,900       $   644,904
------------------------------------------------------------------------------
  Business Machines - 2.8%
    International Business Machines Corp.             14,100       $ 1,301,430
    Sun Microsystems, Inc.*                           15,800           130,666
                                                                   -----------
                                                                   $ 1,432,096
------------------------------------------------------------------------------
  Business Services - 2.6%
    Concord EFS, Inc.*                                 8,600       $   420,970
    DST Systems, Inc.*                                 8,900           384,925
    First Data Corp.                                   8,900           518,514
                                                                   -----------
                                                                   $ 1,324,409
------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    QUALCOMM, Inc.*                                    3,800       $   180,652
------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                     6,200       $   239,196
    Dow Chemical Co.                                   6,100           199,836
                                                                   -----------
                                                                   $   439,032
------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.9%
    Dell Computer Corp.*                              27,100       $   502,163
    Compaq Computer Corp.                             19,600           162,876
    Lexmark International, Inc.*                       6,600           295,086
                                                                   -----------
                                                                   $   960,125
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.4%
    Autodesk, Inc.                                     6,500       $   208,390
    Microsoft Corp.*                                  29,900         1,529,983
                                                                   -----------
                                                                   $ 1,738,373
------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Oracle Corp.*                                     21,300       $   267,954
    Synopsys, Inc.*                                    6,400           256,703
                                                                   -----------
                                                                   $   524,657
------------------------------------------------------------------------------
  Conglomerates - 5.2%
    General Electric Co.                              52,120       $ 1,938,864
    Tyco International Ltd.                           16,535           752,342
                                                                   -----------
                                                                   $ 2,691,206
------------------------------------------------------------------------------
  Consumer Goods & Services - 4.2%
    Philip Morris Cos., Inc.                          24,100       $ 1,163,789
    Procter & Gamble Co.                              13,800         1,004,502
                                                                   -----------
                                                                   $ 2,168,291
------------------------------------------------------------------------------
  Electronics - 2.0%
    Intel Corp.                                       34,800       $   711,312
    Lam Research Corp.*                               18,600           315,270
                                                                   -----------
                                                                   $ 1,026,582
------------------------------------------------------------------------------
  Entertainment - 5.0%
    AOL Time Warner, Inc.*                            31,850       $ 1,054,235
    Viacom, Inc., "B"*                                23,877           823,756
    Walt Disney Co.                                   39,100           728,042
                                                                   -----------
                                                                   $ 2,606,033
------------------------------------------------------------------------------
  Financial Institutions - 6.5%
    Citigroup, Inc.                                   15,100       $   611,550
    Fannie Mae                                        11,300           904,678
    Freddie Mac Corp.                                  8,900           578,500
    Goldman Sachs Group, Inc.                          2,200           156,970
    J. P. Morgan Chase & Co.                          10,400           355,160
    Lehman Brothers Holdings, Inc.                     5,600           318,360
    Merrill Lynch & Co., Inc.                         10,800           438,480
                                                                   -----------
                                                                   $ 3,363,698
------------------------------------------------------------------------------
  Food & Beverage Products - 3.3%
    Anheuser-Busch Cos., Inc.                         18,100       $   758,028
    Coca-Cola Co.                                      9,700           454,445
    Interstate Bakeries Corp.                          7,300           186,150
    PepsiCo., Inc.                                     6,900           334,650
                                                                   -----------
                                                                   $ 1,733,273
------------------------------------------------------------------------------
  Industrial - 1.0%
    Rockwell International Corp.                      34,700       $   509,396
------------------------------------------------------------------------------
  Insurance - 2.9%
    American International Group, Inc.                15,000       $ 1,170,000
    UnumProvident Corp.                               14,000           353,500
                                                                   -----------
                                                                   $ 1,523,500
------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co.                                       10,000       $   376,100
------------------------------------------------------------------------------
  Medical & Health Products - 10.6%
    American Home Products Corp.                      15,720       $   915,690
    Apogent Technologies, Inc.*                       18,700           446,930
    Bristol-Myers Squibb Co.                          19,480         1,082,309
    Eli Lilly & Co.                                    4,500           363,150
    Johnson & Johnson Co.                             23,400         1,296,360
    Merck & Co., Inc.                                 10,000           666,000
    Schering Plough Corp.                             19,900           738,290
                                                                   -----------
                                                                   $ 5,508,729
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    Manor Care, Inc.*                                 13,800       $   387,780
    Tenet Healthcare Corp.*                            5,800           345,970
                                                                   -----------
                                                                   $   733,750
------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                       15,500       $   480,655
------------------------------------------------------------------------------
  Oils - 4.7%
    Conoco, Inc.                                      22,500       $   570,150
    Exxon Mobil Corp.                                 40,522         1,596,567
    Sunoco, Inc.                                       8,000           284,800
                                                                   -----------
                                                                   $ 2,451,517
------------------------------------------------------------------------------
  Pharmaceuticals - 1.0%
    Barr Laboratories, Inc.*                           6,800       $   537,608
------------------------------------------------------------------------------
  Railroad - 1.0%
    Burlington Northern Santa Fe Railway Co.          19,000       $   508,250
------------------------------------------------------------------------------
  Retail - 4.1%
    Costco Wholesale Corp.*                           13,000       $   462,280
    CVS Corp.                                          5,900           195,880
    Dillards, Inc., "A"                               12,500           164,625
    Federated Department Stores, Inc.*                14,300           403,260
    May Department Stores Co.                          6,100           177,022
    Sears, Roebuck & Co.                              15,800           547,312
    Walgreen Co.                                       5,200           179,036
                                                                   -----------
                                                                   $ 2,129,415
------------------------------------------------------------------------------
  Special Products & Services - 2.9%
    Illinois Tool Works, Inc.                          8,900       $   481,579
    Minnesota Mining & Manufacturing Co.               7,000           688,800
    SPX Corp.*                                         4,100           339,890
                                                                   -----------
                                                                   $ 1,510,269
------------------------------------------------------------------------------
  Supermarket - 1.9%
    Kroger Co.*                                       20,180       $   497,235
    Safeway, Inc.*                                    12,420           493,323
                                                                   -----------
                                                                   $   990,558
------------------------------------------------------------------------------
  Telecommunications - 5.8%
    AT&T Corp.                                        41,100       $   793,230
    BellSouth Corp.                                   11,300           469,515
    SBC Communications, Inc.                          19,500           918,840
    Verizon Communications                            15,200           822,472
                                                                   -----------
                                                                   $ 3,004,057
------------------------------------------------------------------------------
  Telecom - Wireless - 0.2%
    AT&T Wireless Services Inc.*                       5,116       $    76,433
------------------------------------------------------------------------------
  Telecom - Wireline - 0.3%
    Cisco Systems, Inc.*                              14,000       $   170,520
------------------------------------------------------------------------------
  Utilities - Electric - 4.9%
    AES Corp.*                                        15,100       $   193,582
    Keyspan Corp.                                     14,200           472,008
    Mirant Corp.*                                     20,200           442,380
    NiSource, Inc.                                    20,200           470,862
    Pinnacle West Capital Corp.                       15,230           604,631
    PPL Corp.                                         11,400           371,640
                                                                   -----------
                                                                   $ 2,555,103
------------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    Enron Corp.                                       17,300       $   471,079
    Williams Cos., Inc.                               22,400           611,520
                                                                   -----------
                                                                   $ 1,082,599
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $48,298,940
------------------------------------------------------------------------------
Foreign Stocks - 1.2%
  Netherlands - 1.2%
    Royal Dutch Petroleum Co., ADR (Oils)             12,200       $   613,050
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $51,726,038)                        $48,911,990
------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
------------------------------------------------------------------------------
    American Express Credit Corp., due 10/01/01    $     210       $   210,000
    General Electric Capital Corp., due 10/01/01         131           131,000
    Goldman Sachs Group LP, due 10/01/01                 560           560,000
    PepsiCo, Inc., due 10/01/01                          246           246,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 1,147,000
------------------------------------------------------------------------------

Repurchase Agreement - 7.0%
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 9/28/01,
      due 10/01/01, total to be received $3,653,027
      (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                             $  3,652       $ 3,652,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $56,525,038)                   $53,710,990

Other Assets, Less Liabilities - (3.5)%                             (1,810,724)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $51,900,266
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
SEPTEMBER 30, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $56,525,038)         $53,710,990
  Investments of cash collateral for securities
   loaned, at identified cost and value                          1,576,500
  Cash                                                                 244
  Receivable for investments sold                                8,298,867
  Receivable for fund shares sold                                   25,207
  Interest and dividends receivable                                 46,335
  Other assets                                                         508
                                                               -----------
      Total assets                                             $63,658,651
                                                               -----------
Liabilities:
  Payable for investments purchased                            $10,177,111
  Payable for fund shares reacquired                                   536
  Collateral for securities loaned, at value                     1,576,500
  Payable to affiliates -
    Management fee                                                   2,766
    Reimbursement fee                                                  849
    Distribution and service fee                                       623
                                                               -----------
      Total liabilities                                        $11,758,385
                                                               -----------
Net assets                                                     $51,900,266
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $60,885,742
  Unrealized depreciation on investments                        (2,814,048)
  Accumulated net realized loss on investments                  (6,423,335)
  Accumulated undistributed net investment income                  251,907
                                                               -----------
      Total                                                    $51,900,266
                                                               ===========
Shares of beneficial interest outstanding                       5,173,118
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $9,492,502 / 951,560 shares of beneficial
     interest outstanding)                                       $ 9.98
                                                                 ======
  Offering  price  per share (100 / 94.25 of net asset value
     per share)                                                  $10.59
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,211,088 / 324,720 shares of beneficial
     interest outstanding)                                       $ 9.89
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,088,407 / 110,474 shares of beneficial
     interest outstanding)                                       $ 9.85
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net   assets  of  $38,108,269  /  3,786,364  shares  of
     beneficial interest outstanding)                            $10.06
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends                                                 $    723,539
    Interest                                                       128,693
                                                              ------------
      Total investment income                                 $    852,232
                                                              ------------
  Expenses -
    Management fee                                            $    403,317
    Trustees' compensation                                           4,450
    Shareholder servicing agent fee                                 62,016
    Distribution and service fee (Class A)                          34,722
    Distribution and service fee (Class B)                          27,183
    Distribution and service fee (Class C)                          10,938
    Administrative fee                                               8,660
    Custodian fee                                                   27,129
    Printing                                                        28,355
    Postage                                                          8,943
    Auditing fees                                                   30,803
    Legal fees                                                       5,719
    Miscellaneous                                                  110,142
                                                              ------------
      Total expenses                                          $    762,377
    Reduction of expenses by investment adviser                   (152,912)
    Fees paid indirectly                                            (9,210)
                                                              ------------
      Net expenses                                            $    600,255
                                                              ------------
        Net investment income                                 $    251,977
                                                              ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment
     transactions                                             $ (5,860,581)
  Change in unrealized depreciation on investments              (9,338,286)
                                                              ------------
      Net realized and unrealized loss on investments         $(15,198,867)
                                                              ------------
          Decrease in net assets from operations              $(14,946,890)
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                         2001                       2000
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $     251,977              $     579,956
  Net realized loss on investments                                         (5,860,581)                  (458,796)
  Net unrealized loss on investments                                       (9,338,286)                (5,685,987)
                                                                        -------------              -------------
    Decrease in net assets from operations                              $ (14,946,890)             $  (5,564,827)
                                                                        -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $     (56,575)             $     (72,234)
  From net investment income (Class B)                                         (3,399)                      --
  From net investment income (Class C)                                           --                       (6,489)
  From net investment income (Class I)                                       (516,999)                  (593,238)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                              --                   (1,855,062)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                              --                     (462,720)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                              --                     (330,338)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                              --                   (9,037,486)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                              --                      (16,948)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                              --                       (4,227)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                              --                       (3,018)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                              --                      (82,567)
                                                                        -------------              -------------
    Total distributions declared to shareholders                        $    (576,973)             $ (12,464,327)
                                                                        -------------              -------------
Net decrease in net assets from fund share transactions                 $  (1,281,443)             $ (17,534,704)
                                                                        -------------              -------------
      Total decrease in net assets                                      $ (16,805,306)             $ (35,563,858)
Net assets:
  At beginning of period                                                   68,705,572                104,269,430
                                                                        -------------              -------------

At end of period (including accumulated undistributed net
investment income of $251,907 and $576,903, respectively)               $  51,900,266              $  68,705,572
                                                                        =============              =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,                            PERIOD ENDED
                                           -----------------------------------------------------------         SEPTEMBER 30,
                                                  2001             2000           1999            1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $12.91           $16.33         $16.85          $16.40                $16.13
                                                ------           ------         ------          ------                ------
Income from investment operations# -
  Net investment income(S)                      $ 0.02           $ 0.07         $ 0.10          $ 0.10                $ 0.03
  Net realized and unrealized gain (loss)
    on investments                               (2.88)           (1.12)          0.88            1.92                  0.24
                                                ------           ------         ------          ------                ------
      Total from investment operations          $(2.86)          $(1.05)        $ 0.98          $ 2.02                $ 0.27
                                                ------           ------         ------          ------                ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.07)          $(0.09)        $(0.12)         $(0.18)               $ --
  From net realized gain on investments
    and foreign currency transactions             --              (2.26)         (1.38)          (1.39)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.02)          --              --                    --
                                                ------           ------         ------          ------                ------
      Total distributions declared to
        shareholders                            $(0.07)          $(2.37)        $(1.50)         $(1.57)               $ --
                                                ------           ------         ------          ------                ------
Net asset value - end of period                 $ 9.98           $12.91         $16.33          $16.85                $16.40
                                                ======           ======         ======          ======                ======
Total return(+)                                 (22.27)%          (7.77)%         5.56%          13.31%                 1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.22%            1.22%          1.21%           1.21%                 1.21%+
  Net investment income                           0.18%            0.48%          0.56%           0.57%                 0.86%+
Portfolio turnover                                  69%              86%            58%             43%                   49%
Net assets at end of period (000 Omitted)       $9,493          $10,066        $13,361         $10,915                  $536

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                $(0.01)          $ 0.05         $ 0.08          $ 0.08                $ 0.03
    Ratios (to average net assets):
      Expenses##                                  1.47%            1.36%          1.30%           1.32%                 1.34%+
      Net investment income (loss)               (0.07)%           0.34%          0.47%           0.45%                 0.72%+
  * For the period from the inception of Class A shares, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,                            PERIOD ENDED
                                           -----------------------------------------------------------         SEPTEMBER 30,
                                                  2001             2000           1999            1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $12.82           $16.23         $16.81          $16.43                $16.24
                                                ------           ------         ------          ------                ------

Income from investment operations# -
  Net investment loss(S)                        $(0.05)          $(0.02)        $(0.02)         $(0.01)               $(0.01)
  Net realized and unrealized gain (loss)
    on investments                               (2.87)           (1.11)          0.88            1.94                  0.20
                                                ------           ------         ------          ------                ------
      Total from investment operations          $(2.92)          $(1.13)        $ 0.86          $ 1.93                $ 0.19
                                                ------           ------         ------          ------                ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.01)          $ --           $(0.06)         $(0.16)               $ --
  From net realized gain on investments
    and foreign currency transactions             --              (2.26)         (1.38)          (1.39)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.02)          --              --                    --
                                                ------           ------         ------          ------                ------
      Total distributions declared to
        shareholders                            $(0.01)          $(2.28)        $(1.44)         $(1.55)               $ --
                                                ------           ------         ------          ------                ------
Net asset value - end of period                 $ 9.89           $12.82         $16.23          $16.81                $16.43
                                                ======           ======         ======          ======                ======
Total return                                    (22.77)%          (8.37)%         4.86%          12.65%                 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.87%            1.87%          1.86%           1.86%                 1.86%+
  Net investment loss                            (0.46)%          (0.14)%        (0.10)%         (0.05)%               (0.37)%+
Portfolio turnover                                  69%              86%            58%             43%                   49%
Net assets at end of period (000 Omitted)       $3,211           $2,356         $3,448          $2,405                   $17

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a termporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                         $(0.08)          $(0.04)        $(0.04)         $(0.03)               $(0.01)
    Ratios (to average net assets):
      Expenses##                                  2.12%            2.01%          1.95%           1.97%                 1.99%+
      Net investment loss                        (0.71)%          (0.28)%        (0.19)%         (0.17)%               (0.52)%+
  * For the period from the inception of Class B shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,                            PERIOD ENDED
                                           -----------------------------------------------------------         SEPTEMBER 30,
                                                  2001             2000           1999            1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $12.76           $16.21         $16.80          $16.43                $16.24
                                                ------           ------         ------          ------                ------

Income from investment operations# -
  Net investment income (loss)(S)               $(0.05)          $(0.02)        $(0.02)         $(0.02)               $ 0.01
  Net realized and unrealized gain (loss)
    on investments                               (2.86)           (1.11)          0.88            1.95                  0.18
                                                ------           ------         ------          ------                ------
      Total from investment operations          $(2.91)          $(1.13)        $ 0.86          $ 1.93                $ 0.19
                                                ------           ------         ------          ------                ------

Less distributions declared to
  shareholders -
  From net investment income                   $ --             $(0.04)        $(0.07)         $(0.17)               $ --
  From net realized gain on investments
    and foreign currency transactions             --              (2.26)         (1.38)          (1.39)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.02)          --              --                    --
                                                ------           ------         ------          ------                ------
      Total distributions declared to
        shareholders                            $ --             $(2.32)        $(1.45)         $(1.56)               $ --
                                                ------           ------         ------          ------                ------
Net asset value - end of period                 $ 9.85           $12.76         $16.21          $16.80                $16.43
                                                ======           ======         ======          ======                ======
Total return                                    (22.81)%          (8.38)%         4.92%          12.70%                 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.87%            1.87%          1.86%           1.86%                 1.86%+
  Net investment income (loss)                   (0.47)%          (0.14)%        (0.10)%         (0.10)%                0.63%+
Portfolio turnover                                  69%              86%            58%             43%                   49%
Net assets at end of period (000 Omitted)       $1,088             $957         $1,581          $1,067                    $4

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                $(0.08)          $(0.04)        $(0.04)         $(0.04)               $ 0.01
    Ratios (to average net assets):
      Expenses##                                  2.12%            2.01%          1.95%           1.97%                 1.99%+
      Net investment income (loss)               (0.72)%          (0.28)%        (0.19)%         (0.22)%                0.49%+
  * For the period from the inception of Class C shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                               2001              2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $13.03            $16.47           $16.96          $16.43          $13.85
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.06            $ 0.12           $ 0.16          $ 0.16          $ 0.17
  Net realized and unrealized gain (loss) on
    investments                                       (2.91)            (1.13)            0.88            1.94            4.01
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $(2.85)           $(1.01)          $ 1.04          $ 2.10          $ 4.18
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.12)           $(0.15)          $(0.15)         $(0.18)         $(0.19)
  From net realized gain on investments and
    foreign currency transactions                      --               (2.26)           (1.38)          (1.39)          (1.41)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --               (0.02)            --              --              --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.12)           $(2.43)          $(1.53)         $(1.57)         $(1.60)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.06            $13.03           $16.47          $16.96          $16.43
                                                     ======            ======           ======          ======          ======
Total return                                         (22.05)%           (7.45)%           5.97%          13.74%          32.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           0.87%             0.87%            0.86%           0.86%           0.98%
  Net investment income                                0.52%             0.84%            0.90%           0.95%           1.12%
Portfolio turnover                                       69%               86%              58%             43%             49%
Net assets at end of period (000 Omitted)           $38,108           $55,327          $85,880         $76,408         $68,527

(S) Effective February 1, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. Prior to February 1, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                            $ 0.03           $ 0.10          $ 0.14          $ 0.14          $ 0.15
    Ratios (to average net assets):
      Expenses##                                       1.12%            1.01%           0.95%           0.97%           1.11%
      Net investment income                            0.27%            0.70%           0.81%           0.83%           0.98%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2001, the value of securities loaned was $1,523,618. These loans were collateralized by cash of $1,576,500 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                    SHARES          AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     1,576,500         $1,576,500

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended September 30, 2001, there were no reclassifications due to differences between book and tax accounting.

At September 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $551,829, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2001, aggregate unreimbursed expenses amounted to $341,654.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,125 for the year ended September 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,771 for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12 and $16 for Class B and Class C shares, respectively, for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2001, were $459, $6,068 and $993 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $41,017,366 and $45,210,134, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $56,525,038
                                                              -----------
Gross unrealized depreciation                                 $(9,234,973)
Gross unrealized appreciation                                   6,420,925
                                                              -----------
    Net unrealized depreciation                               $(2,814,048)
                                                              ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     YEAR ENDED SEPTEMBER 30, 2001       YEAR ENDED SEPTEMBER 30, 2000
                                  --------------------------------   ---------------------------------
                                          SHARES            AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              465,015      $  5,438,314          627,674       $  8,472,156
Shares issued to shareholders in
  reinvestment of distributions            3,425            42,884          109,842          1,560,851
Shares reacquired                       (296,640)       (3,502,525)        (776,196)       (10,373,995)
                                  --------------   ---------------   --------------   ----------------
    Net increase (decrease)              171,800      $  1,978,673          (38,680)      $   (340,988)
                                       =========      ============        =========       ============

Class B shares
                                     YEAR ENDED SEPTEMBER 30, 2001       YEAR ENDED SEPTEMBER 30, 2000
                                  --------------------------------   ---------------------------------
                                          SHARES            AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              271,609      $  3,184,937           61,558       $    852,515
Shares issued to shareholders in
  reinvestment of distributions              255             3,184           31,735            449,994
Shares reacquired                       (130,912)       (1,547,891)        (121,914)        (1,674,803)
                                       ---------      ------------       ----------       ------------
    Net increase (decrease)              140,952      $  1,640,230          (28,621)      $   (372,294)
                                       =========      ============       ==========       ============

Class C shares
                                     YEAR ENDED SEPTEMBER 30, 2001       YEAR ENDED SEPTEMBER 30, 2000
                                  --------------------------------   ---------------------------------
                                          SHARES            AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               47,062      $    554,184          101,136       $  1,565,393
Shares issued to shareholders in
  reinvestment of distributions         --                --                 21,343            301,374
Shares reacquired                        (11,546)         (135,501)        (145,024)        (1,992,145)
                                       ---------      ------------       ----------       ------------
    Net increase (decrease)               35,516      $    418,683          (22,545)      $   (125,378)
                                       =========      ============       ==========       ============

Class I shares
                                     YEAR ENDED SEPTEMBER 30, 2001       YEAR ENDED SEPTEMBER 30, 2000
                                  --------------------------------   ---------------------------------
                                          SHARES            AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               13,335      $    165,092           43,235       $    598,368
Shares issued to shareholders in
  reinvestment of distributions           37,164           467,891          679,226          9,712,930
Shares reacquired                       (510,113)       (5,952,012)      (1,692,303)       (27,007,342)
                                       ---------      ------------       ----------       ------------
    Net decrease                        (459,614)     $ (5,319,029)        (969,842)      $(16,696,044)
                                       =========      ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2001, was $458. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust XI and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Union Standard Equity Fund (one of the series comprising MFS Series Trust XI) (the "Trust"), including the portfolio of investments, as of September 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund as of September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED SEPTEMBER 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 100%.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                                 INVESTOR INFORMATION
Jeffrey L. Shames* Chairman and Chief Executive          For MFS stock and bond market outlooks, call
Officer, MFS Investment Management                       toll free: 1-800-637-4458 anytime from a
                                                         touch-tone telephone.
Nelson J. Darling, Jr. Professional Trustee
                                                         For information on MFS mutual funds, call your
William R. Gutow Private Investor; Vice President,       investment professional or, for an information
Capital Entertainment Management Company; Real           kit, call toll free: 1-800-637-2929 any
Estate Consultant                                        business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
INVESTMENT ADVISER
Massachusetts Financial Services Company                 INVESTOR SERVICE
500 Boylston Street                                      MFS Service Center, Inc.
Boston, MA 02116-3741                                    P.O. Box 2281
                                                         Boston, MA 02107-9906
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For general information, call toll free:
500 Boylston Street                                      1-800-225-2606 any business day from 8 a.m. to
Boston, MA 02116-3741                                    8 p.m. Eastern time.

CHAIRMAN AND PRESIDENT                                   For service to speech- or hearing-impaired
Jeffrey L. Shames*                                       individuals, call toll free: 1-800- 637-6576
                                                         any business day from 9 a.m. to 5 p.m. Eastern
PORTFOLIO MANAGERS                                       time. (To use this service, your phone must be
Lisa B. Nurme*                                           equipped with a Telecommunications Device for
James M. Perkins*                                        the Deaf.)

TREASURER                                                For share prices, account balances, and
James O. Yost*                                           exchanges, call toll free: 1-800-MFS- TALK
                                                         (1-800-637-8255) anytime from a touch-tone
ASSISTANT TREASURERS                                     telephone.
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

* MFS Investment Management

MFS(R) UNION STANDARD(R) EQUITY FUND                            -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                USE-2 11/01  5M  84/284/384/884